                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.: 399-02649 THROUGH 399-02680
                                                     ---------------------------
      SERVICE MERCHANDISE COMPANY, INC.    Judge:    PAINE
      ---------------------------------              ---------------------------
                                           Chapter 11

Debtor(s)

                MONTHLY OPERATING REPORT FOR PERIOD ENDING      June 30, 2002
                                                             -------------------
                COMES NOW,                    SERVICE MERCHANDISE COMPANY, INC.
                                            ------------------------------------

    Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing May 27, 2002 and ending June 30, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                      X    Monthly Reporting Questionnaire (Attachment 1)
                    ------
                      X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                    ------
                     N/A   Summary of Accounts Receivable (Form OPR-3)
                    ------
                      X    Schedule of Postpetition Liabilities (Form OPR-4)
                    ------
                      X    Statement of Income (Loss) (Form OPR-5)
                    ------

    I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

    On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

    The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

    This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


    Date:  July 22, 2002        DEBTOR-IN-POSSESSION
           -------------

                                By:              /s/ Michael E. Hogrefe
                                                 -------------------------------
                                Name and Title:  MICHAEL E. HOGREFE, SR. VP AND
                                                 CHIEF FINANCIAL OFFICER
                                                 -------------------------------
                                Address:         7100 SERVICE MERCHANDISE DRIVE
                                                 -------------------------------
                                                 BRENTWOOD, TENNESSEE 37027
                                                 -------------------------------
                                Telephone No:    (615) 660-3340
                                                 -------------------------------

      Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THROUGH JUNE 30, 2002


1. PAYROLL


                                                                                        WAGES                         TAXES
    OFFICERS                                    TITLE                            GROSS         NET              DUE          PAID
-----------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,    $37,639.00   $25,214.82       $2,295.45    $8,738.14
                       GENERAL COUNSEL AND SECRETARY

MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       $32,811.40   $21,486.01       $1,799.77    $7,138.42

JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                 $14,642.40   $ 9,549.92       $  790.18    $3,036.90















Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THROUGH JUNE 30, 2002


2.  INSURANCE

                                                                COVERAGE         POLICY       EXPIRATION    PREMIUM    DATE COVERAGE
TYPE                            NAME OF CARRIER                  AMOUNT          NUMBER          DATE       AMOUNT     PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co    $5 Million     01MXI9761300     12/31/02     $453,750      06/30/02
                                Royal Indemnity Co.            $5 Million       RHD317182      12/31/02      $60,000      06/30/02
                                Westchester Fire               $15 Million     WXA663479-0     12/31/02      $51,500      06/30/02
                                Commonwealth Ins Co            $25 Million      CLP 10333      12/31/02      $79,459      06/30/02
Boiler & Machinery              Hartford Steam Boiler          $10 Million      FBP4914359     12/31/02      $20,248      12/31/02
Transit                         Fireman's Fund Insurance Co    $1 Million     OIMXI97600751    12/31/02      $10,000      12/31/02
General Liability               Ace American Ins Co            $5 Million      XSLG2057804A    12/31/02     $250,000      12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.     $5 Million      HDOG20578129    12/31/02   Incl. In GL     12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.     $5 Million      HODG20578087    12/31/02   Incl. In GL     12/31/02
Workers' Compensation-AOS       Pacific Employers Ins Co       Statutory       WLRC43124456    12/31/02     $201,195      12/31/02
WC Excess                       Ace American Ins Co            Statutory        XWC014136      12/31/02      $24,034      12/31/02
Workers' Compensation-DAS       Pacific Employers Ins Co       Statutory       WLRC43124493    12/31/02   Included        12/31/02
WC Retro                        Pacific Employers Ins. Co.     Statutory       SCFC43031673    12/31/02   Included        12/31/02
WC Contractual Indemnity        Illinois Union Insurance Co    Statutory       CTPG20577794    12/31/02      $15,750      12/31/02
Auto                            Pacific Employers Ins Co       $1 Million      ISAH07969661    12/31/02      $43,572      12/31/02
Umbrella                        Ohio Casualty Group            $25 Million   BX(02)O52805120   06/30/02      $52,006      06/30/02
Excess Liability                Great American Assurance       $25 Million      EXC5752226     06/30/02      $18,600      06/30/02
International                   Ace American Ins Co            $1 Million       PHF051491      12/31/02       $2,500      12/31/02
Directors & Officers            Continental Insurance Co       $10 Million      300714943      12/31/02     $514,286      12/31/02
                                Federal Insurance Co           $10 Million      81278902-A     12/31/02     $470,250      12/31/02
                                Royal Insurance Co             $10 Million      PSF000009      12/31/02     $470,250      12/31/02
Fiduciary                       National Union Fire Ins Co     $5 Million        8726812       12/31/02      $28,423      12/31/02




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THOUGH JUNE 30, 2002


3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE

CORPORATE ACCOUNTS                                                         5,876,722

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)           (21,991)

OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                           78,339

INVESTMENTS
SHORT TERM INVESTMENTS                                                    98,380,700

TOTAL CASH PER GENERAL LEDGER                                           $104,313,770
                                                                        ============






Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THOUGH JUNE 30, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                          ACTUAL        ACTUAL         ACTUAL         ACTUAL         ACTUAL        TOTAL

                                Monday   05/27/02      06/03/02       06/10/02       06/17/02       06/24/02     05/27/02
                                Sunday   06/02/02      06/09/02       06/16/02       06/23/02       06/30/02     06/23/02
                                         --------      --------       --------       --------       --------     --------
Receipts:
   Sales receipts/Profit Sharing         $    --        $   --        $    --        $    --        $     --     $     --
   Miscellaneous receipts                    409         1,421            273            404             305        2,812
   Real Estate Proceeds/Settlement             5            44             --             --               6           55
   Expense reimbursements                     --         6,630             --             --              --        6,630
                                         -------        ------        -------        -------        --------     --------
Total available collections                  414         8,095            273            404             311        9,497


Disbursements:
   All disbursements                       1,852         5,299          1,891          1,372          12,072     $ 22,486
                                         -------        ------        -------        -------        --------     --------
Total disbursements                        1,852         5,299          1,891          1,372          12,072     $ 22,486
                                         -------        ------        -------        -------        --------     --------

Net receipts/(disbursements)             $(1,438)       $2,796        $(1,618)       $  (968)       $(11,761)    $(12,989)
                                         =======        ======        =======        =======        ========     ========








Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THOUGH JUNE 30, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                                   ACTUAL
                                                  06/30/02
                                                  --------
Ending total revolver balance                     $     --
Term loan                                               --
Standby letters of credit                           17,739
Trade letters of credit                                 --
                                                  --------
Total extensions of credit                          17,739

Borrowing base                                          --
                                                  --------

Availability                                      $     --
                                                  ========




(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralize







Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THROUGH JUNE 30, 2002

4.  PAYMENTS TO PROFESSIONALS MAY 27, 2002 THROUGH JUNE 30, 2002

    VENDOR #                      VENDOR NAME                                           CHECK AMT.       CHECK DATE     CHECK #
---------------------------------------------------------------------------------------------------------------------------------
     103439       Ernst and Young Corporate Finance                                     $82,046.00        11/26/01      B0026253
     103439       Ernst and Young Corporate Finance                                    $112,894.00        12/26/01      B0026443
     103439       Ernst and Young Corporate Finance                                    $137,183.35        01/25/02      B0026584
     103439       Ernst and Young Corporate Finance                                     $97,108.00        02/25/02      B0026891
     103439       Ernst and Young Corporate Finance                                    $124,046.00        03/25/02      B0027040
     103439       Ernst and Young Corporate Finance                                     $81,362.30        03/28/02      B0027084
     103439       Ernst and Young Corporate Finance                                     $55,645.00        04/15/02      B0027147
     103439       Ernst and Young Corporate Finance                                     $32,324.00        05/24/02      B0027279
      57117       Deloitte and Touche                                                   $20,000.00        05/29/02      50070122
      44013       McCarter and English                                                     $104.62        05/29/02      50070152
      84740       Taft, Stettinius and Hollister                                        $15,009.67        05/29/02      50070153
      44013       McCarter and English                                                   $3,452.51        06/04/02      50070427
      98378       Skadden, Arps, Slate, Meagher and Flom, LLP                          $589,476.00        06/04/02      B0027286
      99104       Jay Alix and Associates                                                $4,040.68        06/04/02      B0027287
      99329       Aegis Property Tax Specialists                                         $2,137.50        06/05/02      50070459
      99329       Aegis Property Tax Specialists                                         $2,718.75        06/05/02      50070460
      86237       Brusniak, Clement, Harrison and McCool, PC                               $195.00        06/06/02      50070480
       2642       Waller, Lansden, Dortch and Davis                                        $938.65        06/11/02      50070554
     101625       DG Hart Associates                                                    $19,319.55        06/12/02      50070603
      99459       Robert L. Berger and Associates                                       $19,129.21        06/13/02      B0027323
      99444       Sitrick and Company, Inc.                                              $1,275.19        06/14/02      B0027313
      48779       Loss, Pavone and Orel                                                  $2,249.50        06/17/02      50070681
     103967       Hedrick, Eatman, Garner and Kinocheloe                                 $1,256.85        06/18/02      50070690
      71217       Bass, Berry and Sims                                                 $148,827.35        06/21/02      B0027318
      98378       Skadden, Arps, Slate, Meagher and Flom, LLP                          $208,842.00        06/21/02      B0027319
      99391       Otterbourg, Steindler, Houston and Rosen, PC                          $24,980.73        06/21/02      B0027320
      99454       Harwell, Howard, Hyne, Gabbert and Manner, PC                          $5,184.00        06/21/02      B0027321
     103439       Ernst and Young Corporate Finance                                     $30,799.00        06/25/02      B0027322
     103608       Abacus Advisory and Consulting Corp, LLC                              $92,612.45        06/26/02      50070819




*Note: Vendor #103439 was added November, 2001. Has not been reported previously.*






       Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                        JUNE 30,
                                                                          2002
                                                                       ---------
ASSETS
Current Assets:
    Cash and cash equivalents                                          $ 104,314
    Accounts receivable                                                    5,469
    Prepaid Expenses                                                       3,945
                                                                       ---------
    TOTAL CURRENT ASSETS                                                 113,728
                                                                       ---------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                         39,985

    Other assets and deferred charges                                     28,148
                                                                       ---------
    TOTAL ASSETS                                                       $ 181,861
                                                                       =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Accounts payable                                                    $ 22,657
    Accrued expenses                                                      55,542
    State & Local tax                                                        462
                                                                       ---------

    TOTAL CURRENT LIABILITIES                                             78,661
                                                                       ---------



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


Liabilities Subject To Compromise:
    Accrued restructuring costs                                           42,067
    Long-term debt                                                       313,812
    Accounts payable                                                     218,619
    Accrued expenses                                                     101,006
                                                                       ---------
    Total Liabilities Subject To Compromise                              675,504

    TOTAL LIABILITIES                                                    754,165
                                                                       ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                          49,936
    Additional paid-in-capital                                             5,881
    Deferred compensation                                                    (31)
    Retained (deficit) earnings                                         (628,090)
                                                                       ---------
               TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                     (572,304)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY               $ 181,861
                                                                       =========





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THROUGH JUNE 30, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: JUNE 30, 2002
FORM OPR-3 NOT APPLICABLE
















Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THROUGH JUNE 30, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 06/30/2002
FORM OPR-4

                                                                   Total
                                                                 --------
Trade Accounts Payable (Merchandise)                             $ 22,657




                                                                   Total
                                                                 --------
Expense & other payables                                   *     $ 55,542









Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THROUGH JUNE 30, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                                         DATE          DATE       TOTAL
            TAXES PAYABLE                              INCURRED         DUE        DUE
Federal income tax                              **     Various        Various    $(1,684)

State income tax                                       Various        Various    $   (98)
                                                                                 -------

                                     SUBTOTAL                                    $(1,782)
                                                                                 -------


Sales/use tax                        SUBTOTAL   *      Various        Various    $   558
                                                                                 -------


Personal property tax                           *      Various        Various    $   893

Real estate taxes                               *      Various        Various    $ 7,003

Inventory taxes                                 *      Various        Various    $    --

Gross receipts/bus licenses                     *      Various        Various    $   (49)

Franchise taxes                                 *      Various        Various    $   736
                                                                                 -------

                                      SUBTOTAL                                   $ 8,583
                                                                                 -------


                                                                                 -------
TOTAL TAXES PAYABLE                                                              $ 7,359
                                                                                 =======



*   liability included in accrued expenses on OPR-2
**  tax reserve







Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 27, 2002 THOUGH JUNE 30, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                       DATE                         TOTAL DUE
                                                     INCURRED      DATE DUE     (6/30/02 BALANCE)
                                               --------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                         04/14/00         NA            $     --
         Facility standby letters of credit          04/14/00         NA              17,739
         Facility trade letters of credit            04/14/00         NA                  --
         Term loans                                  04/14/00         NA                  --
                                                                                    --------
TOTAL EXTENSIONS OF CREDIT                                                          $ 17,739
                                                                                    ========

ACCRUED INTEREST PAYABLE                                                            $     --
                                                                                    ========

     As of 4/16/02, The Standby Letters of Credit were fully cash collateralized





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                       ACTIVITY
                                                                                     MAY 27, 2002
                                                                                        THROUGH
                                                                                     JUNE 30, 2002
                                                                                     -------------
Net Sales                                                                             $     194

Costs of merchandise sold and buying and occupancy expenses                               3,889
                                                                                      ---------

Gross margin after cost of merchandise sold and buying and occupancy exp                 (3,695)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                 564
     Net Advertising                                                                         --
     Banking and Other Fees                                                                (112)
     Real Estate and Other Taxes                                                            174
     Supplies                                                                                 5
     Communication and Equipment                                                             68
     Travel                                                                                   6
     UCC and Other Services                                                                  21
     Legal and Professional                                                                  28
     Sales and Shipping                                                                      16
     Insurance                                                                              (12)
     Miscellaneous                                                                        1,533
     Credit Card Services                                                                    --
                                                                                      ---------
Total Selling, General and Administrative Expenses                                        2,291



Other expense/(income), net                                                                 (20)




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



Restructuring charge (credit)                                                                --

Depreciation and amortization                                                                --
                                                                                      ---------

Earnings (loss) before interest, reorganization items, and income tax                    (5,966)

Interest expense - debt                                                                       5
Interest expense - capitalized leases                                                        --
                                                                                      ---------

Earnings (loss) before reorganization items, and income tax                              (5,971)

Reorganization Items:

     Legal and Professional                                                               1,238
     Miscellaneous                                                                          109
     Loss (Gain) on Disposal of Assets                                                       --
     Close Store Charges                                                                  2,702
                                                                                      ---------
     Total Reorganization Items                                                           4,049

Earnings (loss) before income tax                                                       (10,020)
     Income tax benefit                                                                      --
     Cumulative Effect of Change in Accounting Principles                                    --
                                                                                      ---------

Net earnings (loss)                                                                   $ (10,020)
                                                                                      =========




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.